UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of Earliest Event Reported):
April 3, 2018 (April 2, 2018)

Commission file number: 001-35653
SUNOCO LP
(Exact name of registrant as specified in its charter)

Delaware	30-0740483
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)
8020 Park Lane, Suite 200 Dallas, TX 75231 (Address of principal executive offices, including zip codes)

Registrant’s telephone number, including area code: (832) 234-3600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
On April 2, 2018, Sunoco LP (the “Partnership”) issued a press release announcing the completion of the conversion of its 207 retail sites located in certain West Texas, Oklahoma and New Mexico markets to a single commission agent.
On April 3, 2018, the Partnership issued a press release announcing the execution of a definitive agreement to purchase certain wholesale fuel distribution and terminal assets from Superior Plus Corporation for approximately $40 million plus working capital adjustments. The acquisition is subject to customary closing conditions and is expected to close in April 2018.
A copy of the press releases are set forth in Exhibit 99.1 and Exhibit 99.2 and are incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 and Exhibit 99.2 are deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Cautionary Statement Relevant to Forward-Looking Information
This Current Report on Form 8-K includes forward-looking statements regarding future events. These forward-looking statements are based on the Partnership’s current plans and expectations and involve a number of risks and uncertainties that could cause actual results and events to vary materially from the results and events anticipated or implied by such forward-looking statements. For a further discussion of these risks and uncertainties, please refer to the “Risk Factors” section of the Partnership’s most recently filed Annual Report on Form 10-K and in other filings made by the Partnership with the Securities and Exchange Commission. While the Partnership may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so, even if new information becomes available.
Item 9.01. Financial Statements and Exhibits.
EXHIBIT INDEX
See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

Exhibit Number	Exhibit Description
99.1	News Release of Sunoco LP, dated April 2, 2018
99.2	News Release of Sunoco LP, dated April 3, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LP
	By:	Sunoco GP LLC, its general partner
Date: April 3, 2018	By:	/s/ Leta McKinley
Leta McKinley
Vice President, Controller and Principal Accounting Officer